Exhibit 10.12

                FORM OF NOTE FOR STOCK OWNERSHIP AND LOAN PROGRAM

                            CAPITALIZED INTEREST NOTE


                                           _________ ,200_               Boston,
                                        Massachusetts                 JHFS No. _


      FOR VALUE RECEIVED, the undersigned, _____________ (the "Borrower"), hereby promises to pay to the order of John Hancock Financial Services, Inc. ("JHFS"), John Hancock Place, 200 Clarendon Street, Boston, MA 02117, the unpaid principal amount of each Capitalized Interest Loan made pursuant to the JHFS Stock Ownership Loan Program dated February 14, 2000, as amended (the "Program") on the CapLoan Maturity Date; and subject to the proviso set forth below, to pay interest (computed on the basis of actual days elapsed and a 360 day year), (a) on the unpaid balance of such principal amount from time to time outstanding at the CapLoan Interest Rate in effect from time to time from the date hereof, payable quarterly in arrears, on the last day of January, April, July and October in each year, commencing ____________ , 200_ until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any payment of principal or interest which has been overdue for thirty (30) days, payable as aforesaid, at a rate per annum from time to time equal to 2% above the CapLoan Interest Rate in effect (but in no event in excess of the maximum rate permitted by law); provided, however, that so long as there shall be no Event of Default then existing, the Borrower may, at his or her option in lieu of paying cash, pay all or a portion of the interest due on this Capitalized Interest Note by adding to the principal hereof an amount equal to the amount of interest that would be payable with respect to this Capitalized Interest Note if such interest were paid in cash, and all references herein to principal shall, unless the context clearly requires otherwise, mean the principal amount as so adjusted from time to time.

      The following capitalized terms shall have the meanings set forth below:

      "AFR RATE" means the rate of interest established from time to time by the Secretary of the United States Department of the Treasury pursuant to section 724(d) of the Internal Revenue Code of 1986.

      "Capitalized Interest Loan" shall have the meaning ascribed thereto in the Program.

      "CapLoan Interest Rate" means the greater of (i) the LIBOR RATE and (ii) the AFR Rate.

      "CapLoan Maturity Date" means, with respect to each Capitalized Interest Loan, the earlier of (i) ______ [a date not later than three (3) years from the date of the first Capitalized Interest Loan by the Borrower, or if such date is later than February 25, 2005, then February 25, 2005], or (ii) 180 days after the termination of the employment or the death of the Borrower.

      "Interest Period" means, in the first instance, the period commencing on the date hereof and ending on __________ , 200_, and in each subsequent and successive Interest Period, the period commencing on the first day of a month and ending on the last day of such month, in each case including the first and last day of such Interest Period.


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

      "LIBOR Rate" means, with respect to each Interest Period, the rate of interest per annum equal to the sum of (i) the rate quoted on the Bloomberg Money Market Index, British Bankers Association Official Libor Fixings page, or its successor or other recognized financial reporting service reasonably selected by JHFS, on the first business day of the relevant Interest Period, by commercial banks for the offering to leading banks in the London interbank market for deposits in United States dollars having a term of one month plus
(ii) 1.25%. Each determination of the LIBOR Rate as determined by JHFS shall be conclusive and binding absent manifest error.

      JHFS shall record the date and amount of each Capitalized Interest Loan made by it to the Borrower under the Program, each payment of principal made by such Borrower with respect thereto, and each addition to principal made pursuant to the proviso at the end of the first paragraph hereof. JHFS may endorse on one or more schedules forming a part of this Capitalized Interest Note appropriate notations to evidence the foregoing information with respect to each Capitalized Interest Loan to such Borrower and any additions to principal hereof; provided, that the failure of JHFS to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Capitalized Interest Note or under the Program.

      Payment of all principal and interest shall be made in lawful money of the United States of America at the offices of JHFS at John Hancock Place, 200 Clarendon Street, Boston, Massachusetts 02117, Attention: Treasurer, or to such other address as may be designated by JHFS from time to time in writing.

      Whenever any payment to be made hereunder shall be stated to be on a Saturday, Sunday or any other day on which commercial banks in the Commonwealth of Massachusetts are authorized to be closed, such payment may be made on the next succeeding business day.

      Upon the occurrence of the following Events of Default: (a) the Borrower fails to make any payment of principal or interest when due hereunder and such failure continues for a period of thirty days after receipt of notice of non-payment from JHFS; or (b) the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of, or taking possession by, a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of the Borrower or any substantial part of the Borrower's property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay the Borrower's debts as they become due, or the Borrower shall take any action in furtherance of the foregoing, or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or of any substantial part of the Borrower's property, or order the winding up or liquidation of the Borrower's affairs, and the continuance of such decree or order unstayed and in effect for a period of 90 consecutive days,; or
(c) an event of default shall have occurred and be continuing under any note issued pursuant to the Program, then the holder of this Note may, by notice in writing to the Borrower at the notice address set forth below the Borrower's signature hereon, or at such other address as the Borrower may specify to JHFS in writing, declare the principal of this Capitalized Interest Note and all interest accrued thereon to be forthwith due and payable, whereupon the same shall become and shall be immediately due and payable. Forbearance to exercise this option with respect to any failure or breach of the Borrower shall not constitute a waiver of the right as to subsequent failure or breach.


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      This Capitalized Interest Note may be prepaid in whole or in part from time to time, at the Borrower's option, without any prepayment penalty or premium.

      The Borrower agrees to pay the reasonable costs and expenses, including reasonable attorneys' fees, incurred by JHFS in collecting any sums due under this Capitalized Interest Note or the Program or in otherwise enforcing any rights or remedies that are or may be available to JHFS.

      The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Capitalized Interest Note, and assents to extensions of time of payment or forbearance or other indulgence without notice.

      THIS CAPITALIZED INTEREST NOTE HAS BEEN EXECUTED AND DELIVERED IN, AND ITS TERMS AND PROVISIONS ARE TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE COMMONWEALTH OF MASSACHUSETTS.


                                          BORROWER:


--------------------------                --------------------------------
Witness                                   [Name]

                                          Notice Address:

                                          --------------------------------

                                          --------------------------------

                                          --------------------------------


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Note (Continued)

                         LOANS AND PAYMENTS OF PRINCIPAL
                        UNDER CAPITALIZED INTEREST LOANS

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Date        Amount of Capitalized      Amount of             Notation made by
                  Interest Loan        Principal Repaid
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